Notes to the Balance Sheet	12 Months Ended
Dec. 31, 2022
Balance Sheet Explanatory Notes [Abstract]
Notes to the Balance Sheet
44. NOTES TO THE BALANCE SHEET
Restatement in the consolidated Balance sheet
In 2022, the macro hedge of interest rate risk balances increased significantly and are now disclosed separately on the face of the balance sheet rather than being included in Other assets and Other liabilities. Prior periods have been restated accordingly. As a result, at 31 December 2021, £85m (2020: £1,239m) has been reclassified from Other assets into the Macro hedge of interest rate risk asset, and £122m (2020: £188m) has been reclassified from Other liabilities into the Macro hedge of interest rate risk liability.